UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):   August 08, 2007


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 8, 2007, Patrick Donnellan resigned as Vice President of Strategy and International Business Development of Cosi, Inc. (the "Company") to pursue other business interests. In conjunction with his resignation, the oral at-will employment agreement between the Company and Mr. Donnellan was terminated as of August 8, 2007. The material terms of the employment agreement were described in the Company's Definitive Proxy Statement filed on April 19, 2007, and such description is incorporated herein by reference. The Company will not incur any early termination penalties. The Company has not entered into an agreement with Mr. Donnellan regarding the terms of his departure at this time. Should the Company enter into any agreement or arrangement with Mr. Donnellan regarding his departure from the Company that requires disclosure, such agreement or arrangement will be disclosed in a subsequent filing.

      On August 10, 2007, Edward Backus resigned as Executive Vice President and Chief Development Officer of the Company. In conjunction with Mr. Backus' resignation, the oral at-will employment agreement between the Company and Mr. Backus was terminated as of August 10, 2007. The material terms of the employment agreement were described in the Company's Definitive Proxy Statement filed on April 19, 2007, and such description is incorporated herein by reference. The Company will pay to Mr. Backus six (6) months' severance in the amount of $150,000 as an early termination penalty. The Company has not entered into an agreement with Mr. Backus regarding the terms of his departure at this time. Should the Company enter into any agreement or arrangement with Mr. Backus regarding his departure from the Company that requires disclosure, such agreement or arrangement will be disclosed in a subsequent filing.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  August 14, 2007


                                            /s/ William E. Koziel
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                                         Name:  William E. Koziel
                                         Title: Chief Financial Officer